UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 22, 2005 (February 17, 2005)
Date of Report (Date of Earliest Event Reported)

LUMENIS LTD.
(Exact name of Registrant as Specified in Charter)

Israel	0-13012	N.A.
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

P.O. Box 240, Yokneam, Israel	20692
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-4-959-9000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On February 21, 2005, Lumenis Ltd. issued a press release reporting that it has received a notification -- referred to as a "Wells Notice" -- from the staff of the Boston District Office of the Securities and Exchange Commission in connection with the staff's ongoing investigation into various accounting matters. A copy of the press release is attached to this Form 8-K Report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated February 21, 2005.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENIS LTD. BY: /S/ Lauri Hanover —————————————— Lauri Hanover Chief Financial Officer

Dated: February 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 21, 2005.